EXHIBIT 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of January 29, 2018, by and among CIBC BANK USA, formerly known as THE PRIVATEBANK AND TRUST COMPANY (“Lender”), BROADWIND ENERGY, INC., a Delaware corporation (“Parent”), BRAD FOOTE GEAR WORKS, INC., an Illinois corporation (“Brad Foote”), BROADWIND TOWERS, INC., a Wisconsin corporation (“Towers”), RED WOLF COMPANY, LLC, a North Carolina limited liability company (“Red Wolf”), BROADWIND SERVICES, LLC, a Delaware limited liability company (“Services,” and collectively with Parent, Brad Foote, Towers and Red Wolf, “Borrowers,” and each, a “Borrower”).

WITNESSETH:

WHEREAS, Lender and Borrowers have previously entered into that certain Loan and Security Agreement, dated October 26, 2016, as amended by that certain First Amendment to Loan and Security Agreement, dated February 10, 2017, as further amended by that certain Second Amendment to Loan and Security Agreement, dated March 27, 2017 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”); and

WHEREAS, the parties desire to amend the terms of the Loan Agreement as provided below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby covenant and agree as follows:

1.Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.Waiver.  Borrowers acknowledge and agree that Borrowers have been in violation of Section 14.1 of the Loan Agreement for failing to comply with the fixed charge coverage ratio set forth therein as of December 31, 2017 (the “Breached Covenant”).  Lender hereby waives Borrowers’ failure to comply with the Breached Covenant.  The foregoing waiver is a waiver of the specific Event of Default specified herein only and is not, nor should it be construed to be, a waiver of any other existing or future Events of Default, except as set forth herein, whether or not similar to the Event of Default specified herein.  The foregoing waiver shall not constitute a waiver of any rights, powers or privileges of Lender other than as specifically waived herein, and Lender reserves its right to exercise all other rights, powers and privileges under the Loan Agreement and any other Loan Document.

3.Amendment to Loan Agreement.

(a)The following definitions are hereby added to Section 1.1 of the Loan Agreement, each in its appropriate alphabetical order:

“Cicero Proceeds shall have the meaning set forth in Section 2.7 hereof.”

“Cicero Reserve shall have the meaning set forth in Section 2.7 hereof.”

“Fixed Charge Coverage Ratio shall have the meaning set forth in Section 14.1 hereof.”

“Year to Date EBITDA shall mean EBITDA as measured from January 1 of the applicable calendar year through the date of measurement.”

(b)Subsection (vi) of the definition of “Eligible Inventory” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(vi)it constitutes work-in-progress in an aggregate amount not to exceed $2,000,000;”

(c)The following section shall be added as Section 2.7 of the Loan Agreement:

“Sale of Real Property.  All proceeds received by any Borrower from the sale of that certain real property located at 1309 Cicero Ave., Cicero, Illinois 60804 (the “Cicero Proceeds”) shall immediately be used by Borrowers to pay down the then-outstanding principal balance of the Revolving Loans and all other Obligations.  Additionally, a reserve shall be established against the Revolving Loan Availability in an amount equal to the Cicero Proceeds (the “Cicero Reserve”) until such time as the Fixed Charge Coverage Ratio is less than 1.10 to 1.00.”

(d)Section 14.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Fixed Charge Coverage.  Borrowers shall not permit the ratio of (i) EBITDA, less unfinanced Capital Expenditures, less dividends or distributions made by Borrowers to its shareholders, less payments made by Borrowers in respect of income or franchise taxes, less management fees paid by Borrowers to any Person, to (ii) Fixed Charges (the “Fixed Charge Coverage Ratio”), to be less than 1.10 to 1.00: (a) as of June 30, 2018, for the trailing three-month period; (b) as of September 30, 2018, for the trailing six-month period; (c) as of December 31, 2018, for the trailing nine-month period; and (d) as of March 31, 2019, and as of the end of each calendar quarter thereafter, for the trailing 12-month period.”

(e)The following section shall be added as Section 14.2 of the Loan Agreement:

“Minimum EBITDA.  Borrowers shall not permit Year to Date EBITDA to be less than (i) -$2,000,000, as of January 31, 2018 and February 28, 2018, (ii) -$1,000,000, as of March 31, 2018, April 30, 2018 and May 31, 2018 and (iii) $2,000,000 as of June 30, 2018.”

(f)The following section shall be added as Section 14.3 of the Loan Agreement:

“Capital Expenditures.  Borrowers shall not make any unfinanced Capital Expenditures if, after giving effect to such unfinanced Capital Expenditure, the aggregate cost of all unfinanced Capital Expenditures would exceed (i) $1,000,000 for the period beginning January 1, 2018 and ending March 31, 2018, and (ii) $2,000,000 for the period beginning January 1, 2018 and ending on June 30, 2018.”

4.Representations and Warranties.  Each Borrower represents and warrants as follows: (a) the execution and delivery of and the performance under this Amendment is within such Borrower’s power and authority, has been duly authorized by all requisite action and is not in contravention of any law, any other agreement made by such Borrower or by which such Borrower’s assets are bound, except for conflicts with agreements, contracts or other documents which would not reasonably be expected to have a Material Adverse Effect; (b) this Amendment (and the Loan Agreement in its entirety) constitutes the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (c) the representations and warranties of such Borrower set forth in the Loan Documents are true and correct as of the date hereof (except for representations and warranties that expressly relate to an earlier date which are true and correct as of such earlier date); (d) there exists no Event of Default, and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default; and (e) such Borrowers has no defenses to the enforcement of the Loan Agreement or the other Loan Documents.

5.Reaffirmation.  Except as expressly modified or amended by this Amendment, each Borrower reaffirms and reconfirms each and all of the warranties, representations, covenants and agreements of such Borrower under all Loan Documents to which such Borrower is party.

6.Release by Borrowers.  Each Borrower hereby releases Lender from any and all causes of action or claims, whether known or unknown, which such Borrower may have as of the date hereof for any asserted loss or damages to such Borrower claimed to be caused by, or arising from, any act or omission to act on the part of Lender, its shareholders, directors, officers, employees agents or representatives with respect to the Loan Documents.

7.References.  All references to the Loan Agreement in any future correspondence or notice shall be deemed to refer to the Loan Agreement as modified by this Amendment.

8.Ratification.  Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Loan Agreement are hereby ratified and confirmed.

9.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws.

10.Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.  Delivery of this Amendment by facsimile, pdf, or .tif signature by any party shall represent a valid and binding execution and delivery of this Amendment by such party.

11.JURISDICTION; VENUE.  THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AMENDMENT, SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS.  EACH PARTY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED THEREIN AND WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO TRANSFER THE VENUE OF ANY SUCH LITIGATION.

12.WAIVER OF JURY TRIAL.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BORROWERS:LENDER:

BROADWIND ENERGY, INC. CIBC BANK USA

By: /s/ Jason Bonfigt     By: /s/ Tom Hunt

Name: Jason BonfigtName: Tom Hunt

Title: Chief Financial OfficerTitle: Managing Director

BRAD FOOTE GEAR WORKS, INC.

By: /s/ Jason Bonfigt

Name: Jason Bonfigt

Title: Chief Financial Officer

BROADWIND TOWERS, INC.

By: /s/ Jason Bonfigt

Name: Jason Bonfigt

Title: Chief Financial Officer

BROADWIND SERVICES, LLC

By: /s/ Jason Bonfigt

Name: Jason Bonfigt

Title: Chief Financial Officer

RED WOLF COMPANY, LLC

By: /s/ Jason Bonfigt

Name: Jason Bonfigt

Title: Chief Financial Officer